UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2008

MATTEL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-05647	95-1567322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Continental Boulevard, El Segundo, California	90245-5012
(Address of Principal Executive Office)	(Zip Code)

(310) 252-2000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 4, 2008, Mattel, Inc. (“Mattel”) entered into an Underwriting Agreement with the underwriters named therein pursuant to which Mattel will issue $350 million aggregate principal amount of 5.625% Notes due 2013 (the “Notes”), upon the terms and conditions set forth therein. The Notes will be governed by the terms of the Indenture between Mattel and The Bank of New York Trust Company, N.A., as successor to J.P. Morgan Trust Company, National Association, as Trustee, dated as of February 15, 1996 (the “Indenture”), as supplemented by a supplemental indenture to be executed on March 7, 2008, the expected closing date of the issuance of the Notes, pursuant to Section 2.2 of the Indenture. Mattel intends to use the net proceeds from the sale of the Notes for general corporate purposes.

Mattel will pay interest on the Notes semi-annually on March 15 and September 15, beginning September 15, 2008. The Notes will mature on March 15, 2013. The Notes are senior unsecured debt obligations of Mattel and will rank equally in right of payment among themselves and with all of Mattel’s other present and future senior unsecured indebtedness.

The Notes have been registered under the Securities Act of 1933 (the “Act”) pursuant to a Registration Statement on Form S-3 (No. 333-134740) (the “Registration Statement”) previously filed with the Commission by Mattel under the Act. Copies of the Underwriting Agreement and the supplemental indenture containing the form of the Notes are filed as exhibits hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Mattel hereby files the following exhibits to, and incorporates such exhibits by reference in, the Registration Statement which was filed on June 5, 2006 and supplemented by the Prospectus Supplement filed with the Securities and Exchange Commission on March 5, 2008, or otherwise pursuant to requirements of Form 8-K:

1.1	Underwriting Agreement, dated March 4, 2008.

4.1	Form of Supplemental Indenture (including the form of 5.625% Notes due 2013).

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mattel, Inc.
Registrant

Date: March 7, 2008	By:	/s/ Robert Normile
Robert Normile Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 4, 2008.

4.1	Form of Supplemental Indenture (including the form of 5.625% Notes due 2013).

5.1	Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).

99.1	Information relating to Item 14 of the Registration Statement.

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